EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

This Amendment No. 2 to Credit and Guaranty Agreement (this “Amendment”), dated as of June 6, 2005, is made by Sanmina-SCI Corporation, a Delaware corporation (the “Company”), each of the subsidiaries of the Company listed on the signature pages hereto (the “Guarantors”), the Lenders party hereto, Citibank, N.A., as Collateral Agent (the “Collateral Agent”), and Citicorp USA, Inc., as Administrative Agent (the “Administrative Agent”).

RECITALS

Reference is hereby made to the Credit and Guaranty Agreement, dated as of October 26, 2004, entered into by and among the Company, certain subsidiaries of the Company, as guarantors, Citibank, N.A., as Initial Issuing Bank, Banc of America Securities LLC, as Syndication Agent, Deutsche Bank Trust Company Americas, Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Nova Scotia, as Co-Documentation Agents, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Joint Book Managers and Joint Lead Arrangers, the Administrative Agent, and the Collateral Agent, as amended by that certain Amendment No.1 dated as of February 15, 2005 (as amended, the “Credit Agreement”).

The Company has requested that the Lenders agree to certain amendments to the Credit Agreement in connection with certain proposed transactions to be entered into by the Company as described herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       Definitions.  Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.  Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Credit Agreement.

2.                                       Amendment to Definitions.  (a)  Section 1.1 is amended by adding the following definitions in the proper alphabetical order:

“ ‘Refinancing Convertible Securities’ means any Convertible Indebtedness issued to refinance in whole or in part from time to time any of the Convertible Securities, the Senior Secured Notes, the Refinancing Senior Secured Notes, the New Senior Subordinated Notes or the Refinancing Senior Subordinated Notes, provided such notes do not provide for any payments of principal (whether through redemption or otherwise) earlier than the respective Convertible Securities, the Senior Secured Notes, the Refinancing Senior Secured Notes, the New Senior Subordinated Notes or the Refinancing Senior Subordinated Notes being refinanced and otherwise do not contain, in the good faith judgment of the Board of Directors of the

Company, more burdensome terms and conditions (other than interest rates and conversion rates) than such Senior Secured Notes, provided, however, that in respect of any refinancing of any Convertible Securities, such notes shall not provide for any payments of principal (whether through redemption or otherwise but not including conversion into Capital Stock of the Company or any of its Subsidiaries) earlier than 180 days after the Maturity Date.”

“ ‘Refinancing Senior Secured Notes’ means any notes (other than notes evidencing Convertible Indebtedness) issued to refinance in whole or in part from time to time any of the Senior Secured Notes or the Refinancing Senior Secured Notes provided such notes do not provide for any payments of principal (whether through redemption or otherwise) earlier than the Senior Secured Notes or the Refinancing Senior Secured Notes being refinanced and otherwise do not contain, in the good faith judgment of the Board of Directors of the Company, more burdensome terms and conditions (other than interest rates) than the Senior Secured Notes.”

“ ‘Refinancing Senior Subordinated Notes’ means any notes (other than notes evidencing Convertible Indebtedness) issued to refinance in whole or in part from time to time any of the New Senior Subordinated Notes or the Refinancing Senior Subordinated Notes provided such notes do not provide for any payments of principal (whether through redemption or otherwise) earlier than the New Senior Subordinated Notes or the Refinancing Senior Subordinated Notes being refinanced and otherwise do not contain, in the good faith judgment of the Board of Directors of the Company, more burdensome terms and conditions (other than interest rates) than the Senior Secured Notes.”

(b)                                 Section 1.1 of the Credit Agreement is hereby amended by amending and restating each of the following definitions in their entirety as follows:

“Convertible Securities” means (a) Company’s Zero Coupon Notes, (b) the 3.0% Convertible Subordinated Notes due 2007 issued by SCI Systems, Inc. and (c) and Refinancing Convertible Securities.

“Designated Proceeds Account” means the account of Company held with Citibank, N.A. from time to time, the proceeds of which have been designated by Company to be used for the satisfaction in whole or in part of (a) the Repurchase Obligation or (b) the refinancing of any Indebtedness under Section 6.1(c), in each case with any excess proceeds remaining in such account following the Company’s satisfaction of such Indebtedness or portion thereof being refinanced, to be paid to the Company upon its written request to the Administrative Agent; provided that the Company is in pro forma compliance with the covenants set forth in Section 6.7 immediately prior to and immediately following such payment to it.

“New Senior Subordinated Notes Agreement” means that certain indenture, dated as of February 22, 2005, by and among the Company, certain subsidiaries of the Company as guarantors, and the trustee, governing the New Senior Subordinated Notes, as it may be amended, supplemented, or otherwise modified from time to time and any indenture entered into in connection with the Refinancing Senior Subordinated Notes.

“New Senior Subordinated Notes Documents” means the New Senior Subordinated Notes, the New Senior Subordinated Notes Agreement, the New Senior Subordinated Notes

Guarantees, the Refinancing Senior Subordinated Notes and all other documents executed and delivered with respect to any of the foregoing.

“Senior Secured Note Agreement” means that certain Indenture, dated as of December 23, 2002, by and among Company, as issuer, certain subsidiaries thereof as initial guarantors, and State Street Bank and Trust Company of California, N.A., as trustee, as it may be amended, supplemented or otherwise modified from time to time and any indenture entered into in connection with the Refinancing Senior Secured Notes.

“Senior Secured Note Documents” means the Senior Secured Notes, the Senior Secured Note Agreement, the Senior Secured Note Guarantees, the Refinancing Senior Secured Notes and all other documents executed and delivered with respect to any of the foregoing.

(c)                                  Section 1.1 of the Credit Agreement is hereby further amended by:

(i)                                     amending the definition of “Fixed Charge Coverage Ratio” by deleting the phrase “any notes or other securities described in clause (A)(i) of the definition of Revolving Credit Commitment until such time as the proceeds of such notes or securities are paid to satisfy in full or in part Company’s Repurchase Obligation” and replacing such phrase with the phrase “the Excluded Debt Amount”; and

(ii)                                  amending the definition of “Permitted Refinancing” (A) by deleting the phrase “than the Indebtedness being refinanced or extended” in the third and fourth lines thereof and replacing such phrase with the phrase “(other than interest rates and conversion rates) than the Senior Secured Notes as in effect on the date hereof (determined in good faith by the Board of Directors of the Company)” and (B) by deleting the word “provided” in the fifth line thereof and replacing such word with the words “provided, however, that in respect of any refinancing or extension of any Convertible Securities, the average life to maturity of such Indebtedness shall be greater than that of the Indebtedness evidenced hereby and provided, further”.

3.                                       Amendment to Section 6.1(c).  Section 6.1(c) is hereby amended by adding at the end thereof the following:

“, in each case including successive Permitted Refinancings provided, that the net proceeds of any Indebtedness incurred as a Permitted Refinancing prior to the purchase, redemption, exchange or repayment of the Indebtedness subject to such Permitted Refinancing shall be immediately deposited in the Designated Proceeds Account.”

4.                                       Amendment to Section 6.1(g).  Section 6.1(g) is hereby amended by adding at the end thereof the following:

“ and (iii) guaranties by the Company or any Subsidiary of the obligations of its Foreign Subsidiaries arising under sales of receivables owned by such Foreign Subsidiaries permitted by Section 6.8(d);”

5.                                       Amendment to Section 6.2. Section 6.2 (o) is hereby amended by adding at the end thereof the following:

“ and Liens encumbering assets of Foreign Subsidiaries securing their obligations arising under sales of receivables owned by such Foreign Subsidiaries permitted by Section 6.8(d);”

6.                                       Amendment to Section 6.3.  Section 6.3 is hereby amended by adding the following after the word “Permitted Lien” in the third to last line thereof: “; and (h) restrictions imposed in connection with sales of receivables owned by Foreign Subsidiaries permitted by Section 6.8(d),”

7.                                       Amendment to Section 6.5.  Section 6.5 is hereby amended by deleting the word “and” prior to “(x)” and adding the following after the word “refinanced” at the end thereof: “; and (xi) contained in agreements or documents entered into in connection with sales of foreign receivables permitted by Section 6.8(d).”

8.                                       Amendment to Section 6.8.  Section 6.8 (d) is hereby amended and restated in its entirety to read as follows: “sales of receivables by any Foreign Subsidiary pursuant to a factoring or similar arrangement; provided, that (i) the cash consideration for any such sale shall be for an amount equal to at least 95% of the face amount of such receivables and (ii) the face amount of all receivables sold and outstanding at any time shall not exceed $400.0 million”.

9.                                       Conditions Precedent.  This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

(a)                                  The Administrative Agent shall have received evidence that this Amendment has been duly executed and delivered by the Company, the Guarantors and the Requisite Lenders.

(b)                                 The representations and warranties contained herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c)                                  No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

10.                                 Representations and Warranties.  The Company hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties set forth in the Credit Agreement are true and correct in all material respects as if made again on and as of such date (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing and (c) the Credit Agreement (as amended by this Amendment) and all other Credit Documents are and remain legal, valid, binding and enforceable obligations of the Credit Parties in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).

11.                                 Survival of Representations and Warranties.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.  If any representation or warranty made in this Amendment is false in any material respect when made, then such shall constitute an Event of Default under the Credit Agreement.

12.                                 Reference to Agreement.  Each of the Credit Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Credit Document.

13.                                 Costs and Expenses.  The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

14.                                 Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

15.                                 Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an manually executed counterpart of this Amendment.

16.                                 Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender or Agent may have under the Credit Agreement or under any other Credit Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender or Agent to execute similar or other consents under the same or similar or other circumstances in the future.

17.                                 Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Credit Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 17.  Each of the Guarantors hereby further acknowledges that Company, Administrative Agent,

Collateral Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Credit Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

SANMINA-SCI CORPORATION, a Delaware corporation

By:	/S/ DAVID L. WHITE
	Name:	David L. White
	Title:	EVP and CFO

GUARANTORS:

HADCO CORPORATION
HADCO SANTA CLARA, INC.
SCI TECHNOLOGY, INC.
VIKING INTERWORKS INC.
COMPATIBLE MEMORY, INC.
SCI SYSTEMS, INC.
SANMINA-SCI SYSTEMS (ALABAMA) INC.
SANMINA-SCI SYSTEMS HOLDINGS, INC.
INTERAGENCY, INC.
SANMINA-SCI SYSTEMS ENCLOSURES
(DENTON) INC.
SCIMEX, INC.
NEWISYS, INC.
SANMINA-SCI ENCLOSURES USA INC.

All By:		/S/ WALTER BOILEAU
	Name:	Walter Boileau
	Title:	Treasurer

SCI PLANT No. 5, L.L.C.

By:

SANMINA-SCI SYSTEMS (ALABAMA) INC.,
its Sole Member

By:		/S/ WALTER BOILEAU
	Name:	Walter Boileau
	Title:	Treasurer

SCI PLANT No. 22, L.L.C.

By:

SCI TECHNOLOGY, INC.,
its Sole Member

By:	/S/ WALTER BOILEAU
	Name:	Walter Boileau
	Title:	Treasurer

SANMINA GENERAL, L.L.C.
SANMINA LIMITED, L.L.C.

All by:

SANMINA-SCI CORPORATION, their Sole Member

By:	/S/ WALTER BOILEAU
	Name:	Walter Boileau
	Title:	Treasurer

SANMINA TEXAS, L.P.

By:	SANMINA GENERAL, L.L.C.,
its General Partner

	By:	SANMINA-SCI CORPORATION,
its Sole Member

	By:	/S/ WALTER BOILEAU
		Name:	Walter Boileau
		Title:	Treasurer

ADMINISTRATIVE AGENT
AND LENDER:

CITICORP USA, INC.

By:	/S/ AVRUM SPIEGEL
	Name:	Avrum Spiegel
	Title:	Vice President

LENDERS:

ABN-AMRO Bank N.V.

By:	/S/ WILLIAM DAVIDSON
	Name:	William W. Davidson
	Title:	Director

By:	/S/ BASSAM WEHBE
	Name:	Bassam Wehbe
	Title:	Director

LENDERS:

Bank of America N. A.

By:	/S/ SUGEET MANCHANDA MADAN
	Name:	Sugeet Manchanda Madan
	Title:	Senior Vice President

LENDERS:

Deutsche Bank Trust Company Americas

By:	/S/ PAUL O’LEARY
	Name:	Paul O’Leary
	Title:	Vice President

By:	/S/ CARIN M. KEEGAN
	Name:	Carin M. Keegan
	Title:	Vice President

LENDERS:

KeyBank National Association

By:	/S/ ROBERT W. BOSWELL
	Name:	Robert W. Boswell
	Title:	Vice President

LENDERS:

Merrill Lynch Bank USA

By:	/S/ LOUIS ALDER
Name:	Louis Alder
Title:	Director

LENDERS:

The Bank of Nova Scotia

By:	/S/ CHRIS OSBORN
Name:	Chris Osborn
Title:	Managing Director

LENDERS:

United Overseas Bank Ltd., New York Agency

By:	/S/ KWONG YEW WONG
	Name:	Kwong Yew Wong
	Title:	FVP & General Manager

By:	/S/ PHILIP CHEONG
	Name:	Philip Cheong
	Title:	VP & Deputy General Manager

LENDERS:

Wells Fargo Bank, N.A.

By:	/S/ JEFF BALLARD
Name:	Jeff Ballard
Title:	Vice President